Exhibit 99.3

(NYSE: MAC) an S&P 500 Company March 17, 2015

1 LEGAL DISCLAIMER This document contains information constituting forward-looking statements and includes expectations regarding the Company’s future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2014, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so. In addition, references may be made to non-GAAP financial results. Investors are encouraged to review these non-GAAP financial measures, as well as the reconciliation of these measures to the comparable GAAP results included at the end of our earnings press release financial statements. Copies of our earnings press release containing these reconciliations can be found in the Investing section of our website at www.macerich.com.

MACERICH MACERICH REJECTS SIMON’S UNSOLICITED PROPOSAL 2 The Macerich Company’s Board of Directors unanimously rejects the unsolicited, conditional proposal from Simon Property Group. Unsolicited, conditional proposal substantially undervalues Macerich and its prospects for continued growth Portfolio contains many trophy assets of a kind that rarely become available for sale and cannot be replicated Prospects for continued growth and stockholder value creation The board’s considerations: The board has complete confidence in Macerich’s strategic plan and the ability of experienced management team to successfully execute it Over the next 6 years, Macerich plans to spend $400 million to $500 million per year on development and redevelopment opportunities that are expected to be high return-on-cost projects and materially enhance shareholder value Stock portion of Simon’s conditional bid would replace equity in a pure play high-end mall company with ownership in a retail real estate conglomerate with opaque disclosure and disenfranchising dual-class capital structure Simon’s unsolicited, conditional proposal is not in the best interest of Macerich stockholders

Irreplaceable portfolio Unparalleled, irreplaceable shopping mall portfolio Focused on most desired and highest barrier-to-entry, super zip code locations Macerich focused on value creation Strategy focused on development, redevelopment, management and densification of trophy assets Successfully disposed of $1.3 billion of lower quality assets since May 2013 and redeployed $2.0 billion of capital into acquisition of trophy assets Long-term successful track record of delivering attractive yields on development and redevelopment projects Significantly exceeded the RMS and S&P 500 in total returns over the last 1, 3 and 5 years, and exceeded Simon over the last 1 and 3 years Fortress balance sheet positioned to deliver long-term shareholder value Significant upside potential Over the next 6 years, Macerich expects to spend on average between $400 - $500 million per year on development and redevelopment opportunities This incremental capital investment alone is expected to generate approximately $2.5 billion of incremental value(a) BEST IN CLASS MALL OPERATOR 3 MACERICH (a) Value creation from capital investment assumes 8% yield on total 6-year capital spend of approximately $2.5 billion.

Queens Center Queens, New York $1,088 Sales psf Washington Square Portland, Oregon $1,012 Sales psf The Village at Corte Madera Corte Madera, California $957 Sales psf The Shops at North Bridge Chicago, Illinois $870 Sales psf Biltmore Fashion Park Phoenix, Arizona $865 Sales psf Tysons Corner Center Tysons Corner, Virginia $821 Sales psf Santa Monica Place Santa Monica, California $754 Sales psf Tucson La Encantada Tucson, Arizona $733 Sales psf Scottsdale Fashion Square Scottsdale, Arizona $732 Sales psf Broadway Plaza Walnut Creek, California $726 Sales psf(a) HIGH-QUALITY TROPHY ASSETS Note: All Sales psf are as of 2014 year end. Sales psf are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales psf are based on tenants 10,000 square feet and under. (a) Tenant spaces have been intentionally held off the market and remain vacant because of redevelopment in 2014. The last reported sales were $726 for the year ended December 31, 2013. 4 IRREPLACEABLE PORTFOLIO

IRREPLACEABLE PORTFOLIO

MACERICH®

85% OF NOI FROM SUPER ZIP CODES


CANADA
PORTLAND
5.3%
3.8%
Eugene
SAN FRANCISCO METRO
9.1%
10.2%
Modesto
Fresno
Santa Barbara
LOS ANGELES METRO
18.1%
14.4%
DENVER-BOULDER
5.1%
2.7%
PHOENIX-MESA-SCOTTSDALE METRO
15.7%
15.9%
Tucson
CHICAGO METRO
4.2%
1.9%
Buffalo-Niagara Falls
GREATER NEW YORK METRO
PHILADELPHIA METRO
WASHINGTON, D.C.
28.3%
21.0%
MEXICO
CURRENT % of NOI
2011 % of NOI
OTHER 14.2%
OTHER 29.1%
The Most Affluent Communities Across America
U.S. Super Zip Code Map
95.0% to 100% Zip Code Centile Score
90.0% to 94.9% Zip Code Centile Score
85.0% to 89.9% Zip Code Centile Score

"SUPER ZIPs" are defined as the country's most prosperous, highly educated demographic clusters. On average they have a median household income of $120,000 and 70% of adults have a college degree. Generally this demographic has higher disposable income and spends more per capita on shopping

Note: Macerich's "Current NOI" represents 2014A NOI adjusted for the following transactions as if they had occurred on January 1, 2014:

- Acquisition of OTPPB subsidiary's interest in Washington Square, Queens Center, Los Cerritos, Stonewood and Lakewood.
- Fashion Outlets of Chicago partner acquisition.
- 2014A dispositions (Lake Square Mall, Rotterdam Square, Somersville Towne Center and South Towne Center).

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MACERICH IS A PURE PLAY HIGH-END MALL REIT 6 IRREPLACEABLE PORTFOLIO NOI breakdown by asset type NOI breakdown by geography Portfolio quality breakdown (% ‘A’ malls)(d) Development (as a % of total capitalization)(e) 92% of NOI comes from high quality mall portfolio comprised of 67% ‘A’ malls and robust development pipeline. 64% of portfolio located in densely populated CA, NY and AZ markets. (a) Based on Simon’s share of total NOI, including 28.9% pro-rata Klepierre financials. Does not include WPG properties. (b) Macerich geographic distribution determined by portfolio 2015E pro rata NOI contribution. (c) Simon geographic distribution determined by Company’s share of total 2014A NOI contribution. Does not include WPG properties. (d) Based on total number of mall and outlet properties; includes The Mills portfolio for Simon. Grade is determined by Green Street standard mall grading methodology. (e) Calculated as the Company’s share of total disclosed, in process development pipeline cost divided by total capitalization. Macerich figure includes shadow pipeline. Share price as of 3/16/2015. Source: Company filings, Green Street Advisors, Wall Street research Macerich Simon(a) Macerich(b) Simon(c)

MACERICH PROVIDES TRANSPARENCY IN ITS DISCLOSURE 7 Simon’s limited disclosure clouds visibility into mall-only portfolio and doesn’t allow for a true comparison of mall segment performance. It is not possible to determine how much growth comes from its mall portfolio. MACERICH FOCUSED ON VALUE CREATION Source: Company filings

MACERICH IS A BETTER MALL OPERATOR WHEN LOOKING AT A COMPARABLE PORTFOLIO Comparable NOI growth Gross NOI margin(a) 8 MACERICH FOCUSED ON VALUE CREATION MAC and SPG formed a 50/50 JV entity and acquired a portfolio of 12 regional malls, of which each company managed six relatively comparable Mid-West properties. While gross margins were similar, comparable NOI growth was significantly better in the MAC-managed portfolio. Note: Simon-managed Granite Run mall was given back to the servicer in 2011; the impact of which is excluded from the calculation of 2011 comparable NOI growth. Comparable NOI growth is calculated over the ten-year period ending 2011. (a) Calculated operating margins exclude management fees. Macerich Simon MAC-managed properties growth: 8.8% SPG-managed properties growth: (8.4%)

SUCCESSFUL CAPITAL RECYCLING AND REDEPLOYMENT STRATEGY 9 MACERICH FOCUSED ON VALUE CREATION Recycling strategy and capital redeployment have positioned Macerich for continued shareholder value creation Sale of non-core assets $339 Sales psf Acquired high quality assets $709 Sales psf Develop, redevelop, densify Sold $1.3 billion of non-core assets since May 2013 Invested $.7 billion of capital towards development and redevelopment Acquired JV interest in six assets for $2.0 billion Portfolio Repositioning Implementation Macerich portfolio @ 12/31/2012 $517 Sales psf Macerich portfolio @ 12/31/2014 $587 Sales psf

Fashion Outlets of Chicago Fashion Outlets of Niagara Tysons Tower Project Description Project Description Project Description 529,000 SF ground-up outlet-center development with tenant sales of $651 psf in its first year (the top two-thirds of tenants doing over $800 psf) 175,000 SF expansion of an existing 517,000 SF outlet-center with tenant sales of over $500 psf Existing portions of center underwent a complete remodel / partial remerchandising 22-story, 527,000 SF LEED® Gold-certified trophy office tower developed in a 50/50 JV Tysons Tower is part of broader mixed-use expansion/densification of Tysons Corner Center Economics Economics Economics TRACK RECORD OF HISTORICAL DEVELOPMENT RETURNS 10 (a) Stabilization expected in Q4 2015. (a) MAC pro-rata cost: $189 Stabilized yield: 11% Delivered: August 2013 MAC pro-rata cost: $84 Stabilized yield: 10% Delivered: November 2014 MAC pro-rata cost: $114 Stabilized yield: 8% Delivered: July 2014 MACERICH FOCUSED ON VALUE CREATION Consistently delivered attractive stabilized yields on invested capital

INDUSTRY-LEADING THREE-YEAR TOTAL SHAREHOLDER RETURNS THROUGH 3/4/2015 Note: Represents three-year total shareholder returns through 3/4/2015, the day before Simon’s potential offer for Macerich was leaked in the Wall Street Journal. (a) Includes the WPG spin-off. Total shareholder returns reflects the negative impact (1.2%) of WPG’s performance post spin-off (5/28/2014) assuming that Simon shareholders maintained ownership of both WPG and Simon shares throughout the period. Note: WPG’s total shareholder returns post-spin off has been (17.2%) from 5/28/2014 through 3/4/2015. Source: FactSet 11 MACERICH FOCUSED ON VALUE CREATION Corporate strategy articulated at November 18, 2014 Investor Day continues to translate into strong shareholder returns (a) From the November 18, 2014 Investor Day through 3/4/2015, Macerich has outperformed the RMS with MAC up 20% and the RMS up 6%

MACERICH FOCUSED ON VALUE CREATION

STRONG BALANCE SHEET POSITIONED FOR LONG-TERM GROWTH

Low leverage, strong coverage, staggered debt maturities, and attractive cost of debt

($ in millions)

Current capitalization

Total equity market cap (3/16/15 share price)	$16,020
Total debt[(a)(b)]	7,046
Total capitalization	$23,066
Debt / Total capitalization	30%
Interest coverage ratio[(b)]	3.34x
Debt / Forward EBITDA[(c)]	7.2x
Average interest rate	3.48%
Average debt maturity	5.2 year

Total capitalization mix


Floating rate debt
5%
Fixed rate debt
25%
Equity
70%

Staggered debt maturity schedule[(b)]


$1,000
$800
$600
$400
$200
$0
$359
$825
$175
$857(d)
$694
$560
$575
$587
$451
$531
$600
$280
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

AVG INTEREST RATE	5.52%	5.74%	4.08%	3.39%	3.60%	3.94%	3.74%	4.24%	3.34%	4.10%	3.65%	3.49%

(a) Excludes unamortized debt premiums / (discounts).
(b) The schedule reflects debt maturities as of December 31, 2014 adjusted as follows:

- Assumes the $34.7 Million non-recourse loan for Great Northern Mall, which matured January 1, 2015, is reconveyed to the lender.
- Reflects the February 3, 2015 refinancing of The Market at Estrella Falls at $10.5 Million, at Company's pro rata share, bearing interest at LIBOR + 1.7% and maturing on February 5, 2020.
- Reflects the February 19, 2015 refinancing of Vintage Faire Mall for $280.0 Million bearing interest at 3.49% and maturing March 6, 2026.
- Reflects the refinancing of the $119.3 Million loan at Fashion Outlets of Chicago maturing March 5, 2017 with a $200.0 Million loan bearing interest at LIBOR plus 1.5% maturing March 31, 2020. This refinancing is anticipated to close in early March 2015.
- The interest rate reflected above includes the effective interest rate, but excludes the mark to market rate, for these properties; Lakewood Center, Washington Square, Stonewood Center, Los Cerritos Center and Queens Center.

(c) Debt balance as of 12/31/2014.
(d) The Company's revolving line of credit and term loan facilities also mature in 2018, and are not reflected above. The outstanding balance at December 31, 2014 was $877.0 million.

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MACERICH FOCUSED ON VALUE CREATION

MACERICH

COMPARISON OF MACERICH AND SIMON RECENT FINANCING ACTIVITY

Macerich has access to attractive low-rate financing with long duration, allowing the Company to accretively finance growth initiatives on a non-recourse basis.

	Macerich	Simon
Financing type	• Vintage Faire secured financing	• Senior unsecured notes
Date	• 1/6/2015 (loan commitment & rate lock) • 2/19/2015 (closing)	• 9/3/2014
Recourse	• Non-recourse	• Corporate
Tenure	• 11 years	• 10 years
Rate (Stated / duration adj.)	3.49% / 3.38%[(a)]	3.38% / 3.38%
Description	• Paid off Vintage Faire and Fresno Fashion Fair loans – Combined $250 million loan with an average interest rate of 6.2% • Arranged new $280 million, 3.49% 11-year fixed rate loan • Fresno to remain unencumbered for now	• Arranged new $900 million 3.375% 10-year senior unsecured notes due 2024 • Use of proceeds was to redeem all of the $250 million 7.875% notes, tender for all of the five series of the company's outstanding notes and for general corporate purposes
Average cost of debt (as of 12/31/2014)	**3.48%**	**4.39%**

(a) Reflects the difference in swap rates between 10 and 11 year durations and implied credit spread due to a shorter duration. Intended to be indicative and depends upon market conditions and analysis assumptions.
Source: Company filings

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Note: Represents near-term planned high impact financings in 1H-2015. (a) Estimated Rate on Refinanced Debt shown at estimated implied 5-year – 10-year duration range. (b) These refinancings are estimated. See the Company’s forward-looking statements disclosure on page 1 for factors that may affect the information provided on this page. (c) This property is currently unencumbered as the debt was repaid in December 2014. (d) This loan was repaid in December 2014. The new financing was completed on February 19, 2015 and will mature on March 6, 2026. (e) Represents actual. Property Interest Rate Estimated Rate on Refinanced Debt(a) Maturity Date Existing debt balance Estimated Refinance Amount Estimated Excess Proceeds Lakewood Center (b) 5.41% 3.00% - 3.50% 06/01/15 $250 $400 $150 Fresno Fashion Fair (c) 6.76% 3.00% - 3.50% 08/01/15 157 325 168 Vintage Faire Mall (d) 5.66% 3.49%(e) 03/06/26 98 280(e) 182 Washington Square (b) 6.00% 3.00% - 3.50% 01/01/16 229 415 186 Total 5.92% 3.00% - 3.50% $734 $1,420 $686 2015A/E HIGH IMPACT REFINANCINGS 14 MACERICH FOCUSED ON VALUE CREATION Ability to provide significant liquidity at attractive low rates with long duration ($ in millions)

SAME CENTER NOI GROWTH SUPPORTS LONG-TERM VALUE CREATION Estimated Average Range CPI Increases (a) 2.00% - 2.50% Releasing Spreads (b) 1.20% - 1.75% Conversion of Temporary Space to Permanent 0.25% - 0.50% Expense Containment vs. Reimbursement Gains 0.25% - 0.50% Subtotal 3.70% - 5.25% Occupancy Gains (Neutral other than Temp to Perm) 0.00% - 0.00% Redevelopment Gain (Not included) 0.00% - 0.00% Straight Lined Rents (Not included) 0.00% - 0.00% Net Same Center Growth Expectation on Average Over Next Five Years 3.70% - 5.25% Midpoint 4.48% 2015E Same Center NOI growth guidance 4.25% - 4.75% Midpoint 4.50% (a) Assume 1.5% annual CPI times 2x multiplier for 68% of leases today (% grows in the future). Usually subject to a 3.0% Maximum. Approximately 8% to 10% renew each year at a positive spread of 15% to 20%. 15 SIGNIFICANT UPSIDE POTENTIAL As disclosed at Macerich’s Investor Day 2014, Same Center NOI guidance is expected in the range of 3.70% - 5.25% over the next 5 years. 2015E Growth Comparison Macerich Simon 2015E Same Center NOI growth 4.50% 4.00% 2015E FFO / share growth 8.76% 8.43%

Property Sales psf Exceed Estimated Completion Date (a) Stabilized Yield(a)(b)(c) Total Pro rata Project Cost(a)(c) Broadway Plaza Walnut Creek, CA $700 Q4 2015 - Q2 2017 9% $135 Green Acres Commons Valley Stream, NY N/A Q4 2016 10% 108 Los Cerritos Center Cerritos, CA $700 Q4 2015 8% 45 Santa Monica Place Santa Monica, CA $750 Q4 2015 8% 33 Scottsdale Fashion Square Scottsdale, AZ $700 Q3 2015 10% 15 Tysons Corner Center Tysons Corner, VA $800 Q3 2014 - Q2 2015 8% 262 Total/Weighted Average 9% $600 ROBUST DEVELOPMENT AND REDEVELOPMENT (a) Much of this information is estimated and may change from time to time. See the Company’s forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table. Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs. This excludes GAAP allocations of non-cash and indirect costs. 16 SIGNIFICANT UPSIDE POTENTIAL 6 development projects currently in process totaling $600 million ($ in millions)

SIGNIFICANT UPSIDE POTENTIAL

MACERICH®

SHADOW PIPELINE WILL CONTINUE TO DRIVE VALUE

The shadow pipeline will create significant incremental value for shareholders.

($ in millions)

Property	Estimated Completion Date[a]	Ownership (%)	Stabilized Yield[a][b][c]	Total Pro-rata Project Cost[a][b]
500 North Michigan Avenue *Chicago, IL*	2016 - 2017	100%	10% - 12%	$20 - $25
Kings Plaza *Brooklyn, NY*	2017 - 2018	100%	7% - 8%	65 - 75
Tysons Corner *Tysons Corner, Virginia*	2018 - 2019	50%	7% - 8%	83
Scottsdale Fashion Square *Scottsdale, AZ*	2017 - 2018	50%	8%	125
Fashion Outlets of Philadelphia *Philadelphia, PA*	2017 - 2018	50%	8% - 10%	100 - 125
Fashion Outlets of San Francisco *San Francisco, CA*	2018 - 2019	50%	7% - 9%	175
Other in-process undisclosed projects *Various*	2018 - 2019	100%	8% - 9%	130
Other unidentified projects *Various*	2019 - 2020	TBD	8% - 10%	1,200

(a) There is no certainty that the Company will develop any or all of these potential projects. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.
(b) This excludes GAAP allocations of non-cash and indirect costs.
(c) Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

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SIGNIFICANT UPSIDE POTENTIAL

MACERICH

TOTAL PORTFOLIO GROWTH DRIVING LONG-TERM VALUE CREATION

Macerich's strategy has created multiple avenues for generating superior risk-adjusted returns over the next 5 years.

($ in millions)


> $1,300
$900
2014 NOI[(a)]
Same Center NOI growth[(b)]
Development / redvelopment[(c)]
2019E NOI[(d)]

(a) Current NOI defined as 2014A property-level NOI adjusted for the acquisition of OTPPB subsidiary's interest in Washington Square, Queens Center, Los Cerritos, Stonewood and Lakewood, the Fashion Outlets of Chicago partner acquisition, and the 2014 dispositions (Lake Square Mall, Rotterdam Square, Somersville Towne Center and South Towne Center) as if they occurred on January 1, 2014.
(b) Incremental NOI from Same Center NOI growth assumes 5-year compound annual growth rate in a range of 3.75% - 5.25%.
(c) Incremental NOI from in-process development / re-development, shadow pipeline, and other identified but not disclosed projects. Includes stabilized yields of project plus incremental NOI growth.
(d) Represents property-level NOI; excludes Management Company income, Management Company expense and REIT G&A expense.

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ANALYST COMMENTARY SIGNIFICANT UPSIDE POTENTIAL 19 The Street has embraced Macerich’s execution strategy. Note: Permission to use quotes not sought nor obtained. Source: Wall Street research “The work that management has done over the past five years to re-position Macerich to a very high end regional mall operator is bearing substantial fruit. Operations appear set to drive long term organic growth while the company's “MAC’s November ’14 investor “’A’ mall redevelopment is the deep redevelopment pipeline should add significant accretion over the day was positively received and best use of capital and a sure-fire foreseeable future. In addition, the company's blossoming outlet center featured a deeper level of the way to create value…” development business appears set to accelerate… management team.” …..The Macerich story seems to get better with each quarter.” Green Street Advisors, 3/13/2015 RBC, 2/9/2015 Bank of America, 1/8/2015 “Macerich owns an enviable portfolio of A quality assets in key markets… “MAC has a significant presence on the West Coast, Arizona, “…clear strategy for creating ….This strategy provides them with scale and leverage and represents an edge Chicago and the NY to DC value through capital recycling borne through years of ongoing refinement… corridor with over 85% of the and re/development.” current NOI coming from “super ….an advantage that cannot be cost-effectively replicated.” zip codes” which are the most affluent communities in the US” Morgan Stanley, 11/20/2014 Barclays, 11/19/2014 Evercore ISI, 3/9/2015

MACERICH MACERICH REJECTS SIMON’S UNSOLICITED PROPOSAL 20 Macerich Company’s Board of Directors unanimously rejects the unsolicited, conditional proposal from Simon Property Group. Unsolicited, conditional proposal substantially undervalues Macerich and its prospects for continued growth Portfolio contains many trophy assets of a kind that rarely become available for sale and cannot be replicated Prospects for continued growth and stockholder value creation The board’s considerations: The board has complete confidence in Macerich’s strategic plan and the ability of experienced management team to successfully execute it Over the next 6 years, Macerich plans to spend $400 million to $500 million per year on development and redevelopment opportunities that are expected to be high return-on-cost projects and materially enhance shareholder value Stock portion of Simon’s conditional bid would replace equity in a pure play high-end mall company with ownership in a retail real estate conglomerate with opaque disclosure and disenfranchising dual-class capital structure Simon’s unsolicited, conditional proposal is not in the best interest of Macerich stockholders

BEST-IN-CLASS MALL OPERATOR 21 MACERICH Focused on value creation Significant upside potential Irreplaceable portfolio

Appendix 23 Tysons Corner Center, Tysons Corner, VA Strong metrics and growth outlook Fashion Outlets of Chicago, Rosemont, IL

APPENDIX

MACERICH

STRONG METRICS AND GROWTH OUTLOOK

It is difficult to make a true comparison as there is no mall segment reporting by Simon.

	Macerich		Simon		
			Malls	Non-malls	Consolidated
% 'A' malls[(a)]	67%	✓	-	-	40%
3-year average releasing spread[(b)]	18%	✓	?	?	15%
2014A sales psf	$587		?	?	$619
2015E Same Center NOI growth	4.50%	✓	?	?	4.00%
Average cost of debt	3.48%	✓	-	-	4.39%
Cost of last financing – 10-year basis[(c)]	3.38%		-	-	3.38%
Implied 2015E FFO / share growth[(d)]	8.76%	✓	-	-	8.43%
Development as a % of total capitalization[(e)]	5.14%	✓	?	?	2.22%

(a) Based on number of mall and outlet properties; includes The Mills portfolio for Simon. Grade is determined by Green Street standard mall grading methodology.
(b) Simon includes tenants over 10,000 square feet. If Macerich included tenants over 10,000 square feet, the 3-year average releasing spread would be greater.
(c) Macerich last financing rate based on Vintage Faire 11-year financing in February 2015 calculated on a 10-year basis; Simon last financing rate based on September 2014 issuance of senior unsecured notes.
(d) Calculated as the midpoint of 2015E FFO / share management guidance divided by 2014A FFO / share.
(e) Calculated as the Company's share of total disclosed, in process development pipeline cost divided by total capitalization. Macerich figure includes shadow pipeline. Share price as of 3/16/2015.

Source: Green Street Advisors

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